UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2011

Ascent Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12300 Liberty Boulevard Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (720) 875-5622

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition/ Item 7.01 Regulation FD Disclosures.

Monitronics International, Inc. (“Monitronics”) is the primary, wholly owned, operating subsidiary of Ascent Capital Group, Inc. (“Ascent Capital” or the “Company”).   The Company acquired 100% of the capital stock of Monitronics and subsidiaries on December 17, 2010.  As of June 30, 2011, Monitronics was the sole reportable segment of the Company.

Monitronics provides security alarm monitoring and related services to residential and business subscribers throughout the United States and parts of Canada.  Monitronics monitors signals arising from burglaries, fires and other events through security systems installed by independent dealers at subscribers’ premises.

The Company reported Monitronics Adjusted EBITDA in Management’s Discussion and Analysis of Financial Condition and Results of Operation in its quarterly reports on Form 10-Q for the quarters ended March 31, 2011 and June 30, 2011.  The Company is disclosing in this Report, for comparative purposes, Monitronics Adjusted EBITDA for the year ended December 31, 2010, and for each quarter of 2010.   In connection therewith, Ascent Capital is furnishing herewith the Monitronics International Inc. and Subsidiaries financial statements indicated in Item 9.01.

For reporting purposes, the Company is defining “Monitronics Adjusted EBITDA” as Monitronics’ consolidated net income before interest expense, interest income, income taxes, depreciation, amortization (including the amortization of subscriber accounts and dealer network), realized and unrealized gain/(loss) on derivative instruments, and other non-cash or non-recurring charges such as restructuring charges and stock-based and other non-cash long-term incentive compensation.   The Company believes that Monitronics Adjusted EBITDA is an important indicator of operational strength and performance for Monitronics, including its ability to fund ongoing acquisitions of subscriber accounts, fund capital expenditures and service debt.  In addition, this measure is used by management to evaluate operating results and perform analytical comparisons and identify strategies to improve performance.   Adjusted EBITDA is also a measure that is customarily used by financial analysts to evaluate the financial performance of companies in the security alarm monitoring industry, and Monitronics Adjusted EBITDA is one of the financial measures, subject to certain adjustments, by which Monitronics’ covenants are calculated under the agreements governing its debt obligations.   Monitronics Adjusted EBITDA does not represent cash flow from operations as defined by generally accepted accounting principles (“GAAP”), should not be construed as an alternative to net income or loss and is indicative neither of Monitronics’ results of operations nor of cash flows available to fund all of its cash needs.  It is, however, a measurement that Ascent Capital believes is useful to investors in analyzing the operating performance of Monitronics.  Accordingly, Monitronics Adjusted EBITDA should be considered in addition to, but not as a substitute for, net income, cash flow provided by operating activities and other measures of financial performance prepared in accordance with GAAP.  Monitronics Adjusted EBITDA is a non-GAAP financial measure.  As companies often define non-GAAP financial measures differently, Monitronics Adjusted EBITDA as calculated by Ascent Capital may not be comparable to similarly titled measures reported by other companies.

Monitronics Adjusted EBITDA (1)

	Year Ended	Three Months Ended
	12/31/10	12/31/10 (2)	9/30/10	6/30/10	3/31/10
Revenue	281,314	70,908	71,653	69,962	68,791
Adjusted EBITDA	193,997	49,083	49,494	48,365	47,055
Adjusted EBITDA as % of Revenue	69.0%	69.2%	69.1%	69.1%	68.4%

(1)          Ascent Capital acquired Monitronics on December 17, 2010.  Amounts include the predecessor periods from January 1, 2010 to December 16, 2010 and successor period from December 17, 2010 to December 31, 2010.

(2)          Revenue for the period reflects the negative impact of $3,047 due to a purchase accounting reduction of deferred revenue.  Excluding the effects of purchase accounting, Revenue was $73,955, Monitronics Adjusted EBITDA was $52,130, and Monitronics Adjusted EBITDA as a % of Revenue was 70.5%.

Reconciliation of Monitronics Adjusted EBITDA to Net Loss (1)

	Year Ended	Three Months Ended
	12/31/10	12/31/10	9/30/10 (3)	6/30/10(4)	3/31/10

Total Adjusted EBITDA	193,997	49,083	49,494	48,365	47,055
Amortization of subscriber accounts and dealer network	123,046	31,980	30,660	30,446	29,960
Depreciation	6,030	1,496	1,499	1,534	1,501
Stock-based and LTIP compensation	548	317	77	77	77
Transaction costs (2)	13,275	13,275	—	—	—
Realized and unrealized (gain)/loss on derivative instruments	34,628	(3,712)	10,724	13,674	13,942
Interest expense	20,830	6,315	4,916	4,925	4,674
Income tax expense	2,298	603	576	563	556
Net income (loss) from operations	(6,658)	(1,191)	1,042	(2,854)	(3,655)

(1)          Ascent Capital acquired Monitronics on December 17, 2010.  Amounts include the predecessor periods from January 1, 2010 to December 16, 2010 and successor period from December 17, 2010 to December 31, 2010.

(2)          Transaction costs include non-recurring professional and legal expenses related to Ascent Capital’s acquisition of Monitronics.

(3)          The Monitronics September 30, 2010 quarterly financial statements, included in Item 9.01, have been revised from the September 30, 2010 quarterly financial statements originally included in Ascent Capital’s Form 8-K/A filed on December 28, 2010, to include the effect of an error related to certain deferred tax attributes (which is not viewed to be material by management).  The revision resulted in a $94,000 increase in tax expense for the quarter ended September 30, 2010.   In addition, the September 30, 2010 quarterly financial statements, included in Item 9.01, give effect to certain reclassifications to conform to current period presentation.  The revision and reclassifications did not affect Monitronics Adjusted EBITDA for the applicable period.

(4)          The Monitronics financial statements for the years ended June 30, 2010, 2009 and 2008 (audited) and for the three months ended June 30, 2010 (unaudited), included in Item 9.01, have been restated, from the June 30, 2010, 2009 and 2008 financial statements originally included in Ascent Capital’s Form 8-K/A filed on December 28, 2010, to include the effects of an error related to certain deferred tax attributes (which is not viewed to be material by management). The restatement resulted in a $374,000 annual increase in tax expense for the years ended June 30, 2010, 2009 and 2008.   In addition, the June 30, 2010, 2009 and 2008 financial statements, included in Item 9.01, give effect to certain reclassifications to conform to current period presentation.  The restatement and reclassifications did not affect Monitronics Adjusted EBITDA for the respective periods.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1                           Unaudited Monitronics International, Inc. financial statements for the three months ended September 30, 2010

99.2                           Monitronics International, Inc. and Subsidiaries financial statements for the years ended June 30, 2010, 2009, and 2008 (audited) and for the three months ended June 30, 2010 (unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2011

ASCENT CAPITAL GROUP, INC.

	By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President,
General Counsel and Secretary